Exhibit 10.25

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 11, 2023 (the “Amendment Effective Date”), is made among SLR Investment Corp., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), and the Lenders listed on Schedule 1.1 (as amended herein) of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and Outset Medical, Inc., a Delaware corporation with an office located at 3052 Orchard Drive, San Jose, CA 95134 (“Borrower”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of November 3, 2022 (as amended, restated or modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)
Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan and Security Agreement.
(a)
The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)
Section 2.2(a)(ii). Section 2.2(a)(ii) is hereby amended and restated as follows:

“Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate principal amount of up to One Hundred Million Dollars ($100,000,000.00) , consisting of Term B-1 Loans according to each Lender’s Term B-1 Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B-1 Loan”, and collectively as the “Term B-1 Loans”) and of Term B-2 Loans according to each Lender’s Term B-2 Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B-2 Loan”, and collectively as the “Term B-2 Loans”, and together with the Term B-1 Loans, referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re‑borrowed.”

(ii)
Lenders and Commitments. Schedule 1.1 of the Loan and Security Agreement, the Schedules of Lenders and Commitments, is hereby amended and restated in its entirety with Annex A hereto.
(b)
References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)
[Reserved].
(b)
This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and the Borrower.
(c)
[Reserved].
SECTION 4
[Reserved].
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)
[Reserved].
(d)
No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
[Reserved].
(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)
Governing Law and Jurisdiction. THIS AMENDMENT, THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

Outset Medical, Inc.

By /s/ Nabeel Ahmed
Name: Nabeel Ahmed
Title: Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

COLLATERAL AGENT AND LENDER:

SLR INVESTMENT CORP.

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

LENDERS:

SUNS SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV, LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory
SCP PRIVATE CREDIT INCOME BDC SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SLR CP SF DEBT FUND SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory

SLR HC FUND SPV, LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR HC BDC SPV LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SCP PRIVATE CREDIT INCOME FUND L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SCP PRIVATE CREDIT INCOME BDC LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SCP PRIVATE CORPORATE LENDING FUND L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SCP SF DEBT FUND L.P

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR HC ONSHORE FUND L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory

SLR HC BDC LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR 1818 L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR PRIVATE CREDIT FUND II L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR PRIVATE CREDIT BDC II LLC

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
SLR PRIVATE CORPORATE LENDING FUND II L.P.

By /s/ Anthony Storino
Name: Anthony Storino Title: Authorized Signatory
CRPTF-SLR CREDIT PARTNERSHIP L.P.

By /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory